Imperial Capital – Global Opportunities Conference September 17, 2015

Safe Harbor Statement The matters discussed in this presentation may make projections and other forward- looking statements regarding, among other things, estimates for the remainder of fiscal year revenues, gross profit, gross margin, EBITDA, backlog, projects in negotiation and pending awards, as well as our estimates and assumptions regarding future revenue growth, EBITDA, gross margins, administrative expenses and capital expenditures. These statements are predictions that are subject to risks and uncertainties that may cause actual results to differ materially. Moreover, past performance is not necessarily an indicator of future results. By providing this information, Orion Marine Group undertakes no obligation to update or revise any projections or forward-looking statements, whether as a result of new developments or otherwise. Please refer to the Company’s Form 10-K filed on February 27, 2015, which is available on Orion Marine Group’s website at www.orionmarinegroup.com, for additional discussion of risk factors that could cause actual results to differ materially from our current expectations. 2

Investment Highlights 3 Focuses on returning value to shareholders Diverse end markets with improving market demand Unique turnkey project capabilities Diversification of services through accretive acquisitions

Segment Overview 4 Ticker: ORN (NYSE) Headquarters: Houston, Texas Founded: 1994, IPO in 2007 Employees: ~ 2,400 Shares Outstanding: 27.4MM Geographies: Continental United States, Alaska, Canada and the Caribbean Basin Heavy Civil Marine Construction Segment TTM* Revenue $ 381.9 MM TTM* EBITDA $ 32.6 MM TTM* EBITDA % 8.5% 6/30/15 Backlog $ 223.0 MM Acquisition Date 8/05/2015 Acquisition Price $ 115.0 MM 2014 Revenue $ 236.2 MM 2014 EBITDA $ 24.2 MM 2014 EBITDA % 10.3% 6/30/15 Backlog $ 174.3 MM *TTM as of 6/30/15 Commercial Concrete Segment Two Operating Segments

Heavy Civil Marine Construction

Extensive Suite of Marine Capabilities











Marine Transportation Facility Construction

- Port Facilities
- Wharves
- Cruise Ship Terminals
- Bulkheads
- Military Installations
- Liquid Cargo Terminals
- Piers
- Dry Bulk Terminals
- Container Terminals
- Docks
- Marinas

Dredging Services

- Marine Construction
- Wildlife Refuge Creation
- Electric Capabilities
- Intracoastal Waterway Maintenance
- Reclamation
- Hurricane Restoration
- Port Expansion
- Port Depending
- Beach Nourishment

Marine Environmental Structures

- Shoreline Protection
- Environmental Remediation
- GeoTube® Installation
- Wetlands Creation
- Concrete Mattress Installation
- Sea-Grass Bed Creation
- Erosion Control
- Levee installation

Marine Pipeline Construction

- Pipeline Anchoring
- Communication Pipeline
- Tie-ins
- Cool Water Intakes
- Effluent Discharge Outfalls
- Intakes
- Velocity Control Structures
- Transmission Pipelines
- Risers
- Outfalls
- Hot-taps
- Jetting

Specialty Services

- Heavy Lift
- Diving
- Towing
- Inspections
- Demolition
- Surveying
- Encapsulation
- Repair
- Salvage

6

Large, Diverse Fleet 7 • Orion operates and maintains a diverse equipment fleet, substantially all of which is owned, that includes the following: • Barges (62) - Spud barges, material barges, deck barges, anchor barges, hopper barges, and fuel barges. These vessels are used to provide work platforms for cranes and other equipment, to transport materials to the project site, and to provide support for the project at the project site • Tugs & Dayboats (60) - Larger pushboats and tug boats are used to transport barges and other support equipment to and from project site. Small pushboats, dredge tenders, and skiffs are used to shift barges at the project site, to move personnel, and to provide general support to the project site • Dredges (14) – 24 inch cutter head suction dredges (diesel), 20 inch cutter head suction dredge (diesel/electric), 20 inch cutter head suction dredges (diesel), 16 inch cutter head suction dredges, and 12 inch portable cutter head suction dredges are used to provide dredging services at project sites • Cranes (74) - Crawler lattice boom cranes with lift capability from 50 tons to 400 tons and hydraulic rough terrain cranes with lift capability from 15 tons to 60 tons are used to provide lifting and pile driving capabilities on project sites as well as to provide bucket work, including mechanical dredging and dragline work, to project sites • The Company also utilizes approximately 130 pieces of other equipment for its services

Strengthening Demand Environment 8 • Strong Market Fundamentals • Capital Projects Providing bid opportunities in the private sector • Healthy list of potential bid opportunities from the Corp of Engineers in Q3 2015 • Pricing pressure on marine construction projects has stabilized – seeing some pockets of improvement Second Quarter 2015 Bidding Activity $320 Million Amount Bid $75 Million Amount Won TTM Bidding Activity $1.24 Billion Amount Bid $324 Million Amount Won

Attractive End Markets – Private Sector 9 • Recreational Marine – Increase in the number and size of cruise ships in operation has generated demand for substantial port development • Orion currently serves several popular cruise line destinations, including the ports of Miami, Galveston, Tampa, New Orleans, Canaveral, Juneau, Seattle, and the Caribbean Basin • Energy and Energy Related – Majority of opportunities lie in midstream or downstream sectors that have not been impacted by the recent decline in oil prices • These businesses are dependent largely on production volume which remains at near record highs • Continued expansion of waterside infrastructure related to storage, transportation, and refining • In May 2015, the Company announced two major contract awards for private energy related customers with a combined value of approximately $64.0 million Gulf Coast (PADD 3) Field Production of Crude Oil Source: EIA 80,000 120,000 160,000 200,000 (T ho us an d B bl s)

Panama Canal Expansion 10 Gulf and East Coast Ports deepening channels and expanding facilities to handle larger ships • Expected increases in cargo volume and future demands from larger ships transiting the Panama Canal will require ports along the Gulf Coast and Atlantic Seaboard to expand port infrastructure as well as perform additional dredging services • Recent Survey by the AAPA predicts $22.1 Billion in capital spending by ports along the Gulf Coast • Expected Completion: 2016 Panama Canal Expansion

Favorable Government Funding Outlook 11 US Army Corp of Engineers (USACE) • USACE is the primary funding source for the nation’s waterways • Focused on expanding the usability of the Gulf Intracoastal Waterways • Annual budget: $2.9 Billion (Operations and Maintenance) and $1.7 Billion (Construction) RESTORE Act • Focus on coastal rehabilitation along the Gulf Coast following the 2010 oil spill • Long term driver of coastal restoration work • Opportunity: $10 - $15 billion over the next 15 years Transportation Bill • Stop gap bill passed in June 2013, expired in May 2015; currently operating under 2 month extension • Authorizes expenditures for bridge construction. Steady source of bid opportunities • Historically 15%, or $4.5 billion from the last multiyear Highway Bill, is allocated towards bridge construction • Longer term bill could improve bid pricing by providing market visibility Water Resources Reform and Development Act • Passed in May 2014 and authorizes $12.3 billion of projects • Authorizes but does not appropriate expenditures for the conservation and development of the nation's waterways • Corrects gap between what is collected by the Harbor Maintenance Tax and what is spent on maintenance dredging over the next 10 years

Commercial Concrete

Accretive Acquisitions to Enhance Growth Pursuing strategic growth opportunities via acquisition: 13 20151994 1997 1998 2001 2002 2003 2006 2008 2010 2012 Mid-Gulf Industrial (est. 1950) acquisition establishes presence in Texas Capturing additional market share in existing service lines Diversifying through acquisitions that provide complementary services 1997 1998 2001 2002 2006 2008 2010 2010 2011 2012 2014 King Fisher Marine Service (est. 1940) acquisition adds dredging services Inter-Bay Marine (est. 1967) acquisition establishes presence in Florida Misener Marine Construction (est. 1945) acquisition strengthens presence in Florida F. Miller Construction (est. 1932) acquisition establishes presence in Louisiana Private company asset acquisition expands dredging services T.W. LaQuay Dredging (est. 2000) acquisition enhances dredging services Private marine construction company asset acquisition establishes presence in Washington state West Construction Company (est. 1997) acquisition establishes presence in Alaska Schneider E&C Company (est. 2011) acquisition adds engineering services Dredge Material Placement Area (DMPA) purchase adds additional service offering History of Strategic Acquisitions to Expand Geographic Footprint and Project Capabilities 2015 TAS Commercial Concrete (est. 1980) acquisition diversifies fundamental business drivers

Commercial Concrete Segment 14 • Founded in 1980 and headquartered in Houston, Texas, TAS Commercial Concrete is the second largest Texas-based concrete contractor and provides turnkey services covering all phases of commercial concrete construction • TAS provides its services across three business lines: • Light Commercial – Horizontally poured concrete, including sidewalks, ramps, tilt-walls, and trenches • Structural – Elevated concrete pouring, including columns, elevated beams, and structural walls • Other Services – Labor related to concrete pouring, such as rebar installation and pumping services TAS Comprehensive, Turnkey Service Offering Dirt Work & Layout Forming Rebar & Mesh Pour & Finish Fine grading and establish control points and offsets Build and position temporary forms from wood and steel panels Install rebar or wire mesh to reinforce the concrete Pour concrete into forms normally with pump trucks while finishing crews finish the concrete

Proven, Capable Management Team 15 • TAS’s executive team, led by President and founder Mark Scully, is an experienced group committed to growing the Target with a strong track record of doing so, as evidenced by a 30-year revenue CAGR of 16.0%. Since 2011, TAS has performed exceptionally well and is positioned for continued growth under this well-regarded management team • Furthermore, TAS has received numerous awards for its outstanding work, including: • 13 Awards for Project Excellence in Houston • 9 Quoin awards from the AGC in the Dallas • 3 Subcontractor of the Year Awards • TAS’s management team possesses an average of 30 years of direct industry experience and an average tenure at TAS of 27 years

Owned Equipment Fleet 16 • Similar to Orion, TAS owns the majority of its operational equipment, enabling TAS to reduce its dependence on the equipment rental market to provide a full suite of services. TAS’s asset base is comprised of essential equipment that is well maintained and whose useful life generally exceeds the depreciable life • The ability to offer all services with TAS owned equipment enables TAS to achieve greater profit margins while also instilling confidence in the customer that a job will not be due to unavailable equipment TAS Equipment Base Pump Trucks 15 Trailer Pump 1 Pour and Finish Trucks 13 Dozers 6 Laser Screeds 4 Box Blades 29 Motorgraders 5 Man Lifts 9 Backhoes 57 Excavators 3 Long-reach Forklifts 18 Placing Boom 1 TAS Improving Profit Margins ($ in millions) 2012 2013 2014 Revenue $ 153.4 $ 195.5 $ 236.2 % Growth - 27.4% 20.9% EBITDA $ 9.5 $ 18.3 $ 24.2 % EBITDA 6.2% 9.4% 10.3%

Long-Term, Diverse Customer Mix 17 • TAS has developed a reputation for safely delivering reliable, quality work, that when combined with its leading market position, distinguishes the Target as a premier provider of concrete contracting services • Over 90.0% of TAS’s business is generated through repeat customers. Furthermore, TAS maintains an average relationship tenure of 12 years with its top ten customers • TAS’s customers are primarily in the private sector, reducing the impact of inconsistent government funding • TAS and Orion do not have any customer overlap, adding substantial diversity • Furthermore, the largest customer will account for only 5.6% of revenue on a pro forma basis

Diversified End Markets With Favorable Trends 18 TAS 2014 Sales by End Market Retail 13.0% Multi-family 10.6% Education 7.5% Medical 6.7% Industrial 2.5% Warehouse 29.8% Office 13.6% Other 16.1% Texas Non-Residential Construction $16.6 $20.0 $19.5 $9.3 $7.2 $7.2 $9.2 $12.7 $5.1 $7.2 $3.8 $3.2 $3.4 $4.1 $4.5 $7.0 $5.8 $6.6 $4.6 $5.0 $3.7 $4.0 $5.5 $4.9 $27.5 $33.8 $27.9 $17.5 $14.3 $15.3 $19.2 $24.6 2007 2008 2009 2010 2011 2012 2013 2014 ($ in b ill io ns ) Other TX Houston Dallas-Fort Worth Source: ENR McGraw Hill Construction and U.S. Census Bureau • TAS’s end markets are primarily driven by population growth, which leads to increased investments in residential and non-residential construction to provide a larger and more efficient infrastructure • Since 2007, Texas has consistently ranked 1st or 2nd as the state with the highest amount of private non- residential construction expenditures • More specifically to TAS, Dallas-Fort Worth and Houston markets accounted for a combined $10.0 billion, or 52.1% of Texas’ total nonresidential construction starts Key Operating Areas Houston (HQ) Dallas

Financial Review

Growing Revenue 20 Marine Construction Commercial Concrete $259.9 $292.0 $354.5 $385.8 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2011 2012 2013 2014 $114.6 $153.4 $195.5 $236.2 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2011 2012 2013 2014 ($ in mil) ($ in mil)

Growing EBITDA 21 Marine Construction Commercial Concrete $2.9 $5.8 $21.4 $34.2 1.1% 2.0% 6.0% 8.9% $0 $5 $10 $15 $20 $25 $30 $35 $40 2011 2012 2013 2014 ($ in mil) ($ in mil) -$1.3 $9.4 $18.3 $24.2 -1.5% 6.1% 9.4% 10.3% -$5 $0 $5 $10 $15 $20 $25 $30 2011 2012 2013 2014

Solid Backlog


Marine Construction
Backlog ($ Millions)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$164.5
$184.1
$243.7
$215.3
$223.0
Q4'11
Q4'12
Q4'13
Q4'14
Q2'15


Commercial Concrete
$300
$250
$200
$150
$100
$50
$0
$59.8
$87.7
$115.2
$145.4
$174.3
Q4'11
Q4'12
Q4'13
Q4'14
Q2'15

22

Compelling Growth Outlook 23 Pursuing acquisitions to enhance diversification and organic growth Expanding market opportunities Strengthening demand environment Robust backlog

Investment Highlights 24 Focuses on returning value to shareholders Diverse end markets with improving market demand Unique turnkey project capabilities Diversification of services through accretive acquisitions

Appendix

Reconciliation: EBITDA 26 Twelve months ended December 31 Three months ended 2011 2012 2013 2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 Net income (13,114) (11,866) 331 6,877 2,962 5,288 (258) (1,845) Income tax benefit (loss) (6,347) (4,640) (937) 3,175 1,876 2,169 (161) (1,115) Interest expense, net 318 708 512 677 198 171 226 248 Depreciation and amortization 22,092 5,396 21,538 23,451 6,368 5,820 5,445 5,209 EBITDA $2,949 $5,772 $21,444 $34,180 $11,404 $13,448 $5,252 $2,497 1. EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by contract revenues. Orion Marine Group EBITDA and EBITDA Margin Reconciliations (In thousands, except margin data)

Reconciliation: EBITDA 27 Twelve months ended December 31 2011 2012 2013 2014 Net income (3,622) 4,143 10,644 14,479 Income tax benefit (loss) (1,674) 1,914 4,917 6,689 Interest expense, net 1,089 1,192 1,118 973 Depreciation and amortization 2,670 2,109 1,633 2,090 EBITDA $(1,537) $9,357 $18,312 $24,231 1. EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by contract revenues. TAS Commercial Concrete EBITDA and EBITDA Margin Reconciliations (In thousands, except margin data)

Contact Us Investor Relations Contact Drew Swerdlow Investor Relations Manager Phone: 713-852-6582 aswerdlow@orionmarinegroup.com Corporate Offices Orion Marine Group Inc. 12000 Aerospace Avenue Suite 300 Houston, TX 77034 Phone: 713-852-6500 Common Stock NYSE ticker symbol ORN Auditor Grant Thornton, LLP www.orionmarinegroup.com 25 Orion Marine Group, Inc., a leading construction company, provides services both on and off the water in the continental United States, Alaska, Canada and the Caribbean Basin through its heavy civil marine construction segment and its commercial concrete segment. The Company’s heavy civil marine construction segment services includes marine transportation facility construction, marine pipeline construction, marine environmental structures, dredging of waterways, channels and ports, environmental dredging, design, and specialty services. Its commercial concrete segment provides turnkey concrete construction services including pour and finish, dirt work, layout, forming, rebar, and mesh across the light commercial, structural and other associated business areas. The Company is headquartered in Houston, Texas with offices throughout its operating areas.